UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On October 29, 2026, The Davey Tree Expert Company (“Davey Tree” or the “Company”) entered into the Fourth Amendment (the “Credit Agreement Amendment”) to the Fifth Amended and Restated Credit Agreement (as amended, the “Credit Agreement”), dated as of July 29, 2024, with the lending institutions party thereto, KeyBank National Association, as administrative agent, and PNC Bank, National Association and Wells Fargo Bank, National Association, as co-syndication agents. Also on October 29, 2026, the Company entered into Amendment No. 6 (the “Sixth Amendment”) to its Note Purchase and Private Shelf Agreement, dated September 21, 2018 (as amended, the “Purchase Agreement”), with PGIM, Inc. (“Prudential”), each of the initial purchasers named in the Purchaser Schedule attached to the Purchase Agreement, and each Prudential Affiliate (as defined in the Purchase Agreement) which has become or hereafter becomes a party thereto. Also on October 29, 2026, the Company entered into the Sixteenth Amendment (the “Sixteenth Amendment” and, together with the Credit Agreement Amendment and the Sixth Amendment, the “Amendments”) to the Receivables Financing Agreement, dated as of May 9, 2016 (as amended, the “RFA”), by and among Davey Tree, as initial Servicer, Davey Receivables LLC, an Ohio limited liability company, special purpose entity and wholly-owned subsidiary of Davey Tree, as Borrower, and PNC Bank, National Association, as LC Bank, Lender and Administrative Agent, and the other lenders party thereto. The RFA was entered into as part of an accounts receivable securitization program.
The Amendments each revise the financial leverage ratio covenant in the applicable agreement to provide that the maximum leverage ratio will not exceed 4.25 to 1.00 through June 30, 2027, 4.00 to 1.00 from July 1, 2027 through December 31, 2027 and 3.75 to 1.00 thereafter.
The Sixth Amendment also amends the fee rate relating to the Company's leverage ratio to provide for an additional fee of 0.25% per annum on the daily average outstanding principal amount of the Company's outstanding private placement notes if the Company's leverage ratio exceeds 3.00 to 1.00 as of the end of any fiscal quarter, increasing to 0.50% per annum if the leverage ratio exceeds 3.50 to 1.00.
The Credit Agreement Amendment also amends the Secured Overnight Financing Rate margin from a range of .875% to 1.75% to a range of .875% to 2.00%, in each case based on the Company’s leverage ratio at the time of such borrowing, and amends the commitment fees on the average daily unused portion of the total revolving credit commitment from a range of .10% to .25% to a range of .10% to .275%, in each case based on the Company’s leverage ratio.
The Credit Agreement Amendment and the Sixth Amendment also amend their respective acquisition covenants to require that the Company's pro forma leverage ratio, before and immediately after giving effect to any acquisition, be less than 3.25 to 1.00. If the Company's pro forma leverage ratio is greater than or equal to 3.00 to 1.00 but less than 3.25 to 1.00, aggregate consideration paid for all acquisitions during the preceding twelve-month period shall not exceed $10.0 million. No such limitation applies if the Company's pro forma leverage ratio is less than 3.00 to 1.00.
The Credit Agreement Amendment and the Sixth Amendment also amend their respective restricted payments covenants relating to repurchases redemptions, acquisitions, cancellations and other retirements for value of certain equity interests or to effect the termination of options to purchase such equity interests, in each case, held by current or former directors, officers and employees (and certain related parties) upon their death, disability, retirement or termination of employment (“repurchases and other retirements”). If the Company's pro forma leverage ratio, after giving effect to the applicable transaction, exceeds 2.75 to 1.00, voluntary repurchases and other retirements are limited to an aggregate maximum cash consideration of $4.0 million in any fiscal year. Mandatory repurchases and other retirements remain permitted without such limitation, provided no event of default exists.
Except as amended by the respective Amendments, the remaining terms of each of the Credit Agreement, the Purchase Agreement and the RFA remain in full force and effect.
The foregoing descriptions of the Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendments, copies of which are attached as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description to Exhibit
10.1*
Fourth Amendment to Fifth Amended and Restated Credit Agreement among The Davey Tree Expert Company, as borrower, various lending institutions party thereto, as banks, KeyBank National Association, as administrative agent, and PNC Bank, National Association and Wells Fargo Bank, National Association, as co-syndication agents, dated as of October 29, 2026.

10.2	Amendment No. 6 to Note Purchase and Private Shelf Agreement, dated October 29, 2026, by and among PGIM, Inc., each of the Purchasers thereto, and The Davey Tree Expert Company.
10.3
Receivables Financing Agreement Amendment No. 16, dated October 29, 2026, by and among The Davey Tree Expert Company, Davey Receivables LLC, PNC Bank, National Association and the other lenders party thereto.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).
* Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary and Director
Date: November 2, 2026